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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                  Form 8-K / A



                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                        Date of Report (Date of earliest
                       event reported): NOVEMBER 5, 1997



                          CENTRUM INDUSTRIES, INC.
      ------------------------------------------------------------------------
            (Exact Name of Registrant as specified in its Charter)




       Delaware                         0-9607                 34-1654011
      ------------------------------------------------------------------------
      (State or other juris-      (Commission File Number)   (IRS Employer
      diction of incorporation)                             Identification No.)







              6135 Trust Drive, Suite 104A, Holland, Ohio 43528
      ------------------------------------------------------------------------
                  (Address of principal executive offices)



             Registrant's telephone number, including area code:
                               (419) 868-3441





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ITEM 7. - FINANCIAL STATEMENTS AND EXHIBITS.

         (a) The audited financial statements of Northern Steel, Inc. as of November 5, 1997 and December 31, 1996 and for the period from January 1, 1997 to November 5, 1997 and for the year ended December 31, 1996, are filed herewith as Exhibit 7(a).


         (b) Pro forma financial statements of the Registrant on a consolidated basis, after giving effect to the acquisition of substantially all of the assets of Northern Steel, Inc., are filed herewith as Exhibit 7(b).






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CENTRUM INDUSTRIES, INC.
                                            (Registrant)



January 16, 1998                        By: /s/ Timothy M. Hunter
                                           --------------------------
                                           Timothy M. Hunter
                                           Chief Financial Officer and
                                           Treasurer






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                                 EXHIBIT INDEX




Exhibit Number                      Exhibit                                             Page
     7(a)            The audited financial statements of Northern Steel,
                     Inc. as of November 5, 1997 and December 31,
                     1996 and for the period from January 1, 1997 to
                     November 5, 1997 and for the year ended
                     December 31, 1996, are filed herewith as Exhibit 7(a).


     7(b) Pro forma financial statements of the Registrant on a consolidated basis, after giving effect to the acquisition of substantially all of the assets of Northern
                     Steel, Inc., are filed herewith as Exhibit 7(b).